UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): November 8, 2007

SLM Student Loan Trust 2007-7

(Exact name of issuer as specified in its charter)

DELAWARE	333-141930/ 333-141930-03	61-1466416
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

c/o The Bank of New York Trust Company, N.A.

10161 Centurion Parkway

Jacksonville, Florida 32256

(Address of issuer’s principal executive offices)

Issuer’s telephone number including are code: (703) 984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 5

ITEM 1.01 Entry into a Material Definitive Agreement.

Closing of SLM Student Loan Trust 2007-7

SLM Student Loan trust 2007-7 was formed on March 8, 2007 pursuant to the Trust Agreement (the “Trust Agreement”), dated March 7, 2007, among SLM Funding LLC (“SLM Funding”), Chase Bank USA, National Association, not in its individual capacity but solely as trustee (the “Original Trustee”) and The Bank of New York (Delaware), not in its individual capacity but solely as the Delaware Trustee (the “Delaware Trustee”). The Trust Agreement was amended as of July 10, 2007 by the Agreement of Resignation, Appointment and Acceptance pursuant to which the Bank of New York Trust Company, N.A., a national banking association, not in its individual capacity but solely as trustee (the “Trustee”), succeeded the Original Trustee. The Trust Agreement was further amended and restated as of November 8, 2007.

On October 29, 2007, SLM Funding, SLM Education Credit Finance Corporation (“ECFC”), and SLM Corporation on the one hand, and Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc., Lehman Brothers Inc. and Wachovia Capital Markets, LLC (together, the “Underwriters”), on the other, executed and delivered the Underwriting Agreement relating to the Student Loan-Backed Notes to be issued by the Trust. On November 1, 2007, SLM Funding, ECFC and SLM Corporation on the one hand, and the Underwriters, on the other, executed and delivered the Pricing Agreement relating to the Student Loan-Backed Notes to be issued by the Trust.

On November 8, 2007, SLM Funding, the Trustee, Deutsche Bank Trust Company Americas, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”) and the Delaware Trustee executed and delivered the Amended and Restated Trust Agreement dated as of November 8, 2007.

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of November 8, 2007, by and among SLM Education Credit Finance Corporation (“ECFC”), SLM Funding and The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Interim Eligible Lender Trustee (the “Interim Eligible Lender Trustee”); (b) the Purchase Agreement, dated as of November 8, 2007, by and among VG Funding LLC (“VG Funding”), The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Interim Eligible Lender Trustee for VG Funding (the “VG Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae, Inc. as the servicer (the “Servicer”); (c) the Purchase Agreement, dated as of November 8, 2007, by and among Mustang Funding I, LLC (“Mustang Funding I”), The Bank of New York Trust Company, N.A., not in its individual capacity but solely as interim trustee for Mustang Funding I (the “Mustang Funding I Interim Trustee”), SLM Funding, the Interim Eligible Lender Trustee and the Servicer; (d) the Purchase Agreement, dated as of November 8, 2007, by and among Mustang Funding II, LLC (“Mustang Funding II”), The Bank of New York Trust Company, N.A., not in its individual capacity but solely as interim trustee for Mustang Funding II (the “Mustang Funding II Interim Trustee”), SLM Funding , the Interim Eligible Lender Trustee and the Servicer; (e) the Interim Trust Agreement, dated as of November 8, 2007, by and between SLM Funding and the SLM Funding Interim Trustee; (f) the Interim Trust Agreement, dated as of November 8, 2007, by and between VG Funding and the VG Funding Interim Trustee; (g) the Interim Trust Agreement, dated November 8, 2007, by and between Mustang Funding I and the Mustang Funding I Interim Trustee; (h) the Interim Trust Agreement, dated November 8, 2007, by and between Mustang Funding II and the Mustang Funding II Interim Trustee; (i) the Indenture, dated as of November 8, 2007, by and among the Trust, the Trustee and the Indenture Trustee; (j) the Sale Agreement, dated as of November 8, 2007, by and among the Trust, the Trustee, SLM Funding and the SLM Funding Interim Trustee; (k) the Administration Agreement, dated as of November 8, 2007, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Trustee, the Servicer, SLM Funding and the Indenture Trustee and (l) the Servicing Agreement, dated as of November 8, 2007, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.

On November 8, 2007, the Trust issued $2,000,496,000 of its Student Loan-Backed Notes.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Trust used the net proceeds of these notes to purchase approximately $1,495,845,593 of student loans.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated October 29, 2007, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated November 1, 2007, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of November 8, 2007, by and among SLM Funding, the Trustee, Indenture Trustee and the Delaware Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of November 8, 2007, by and between SLM Funding and the SLM Funding Interim Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of November 8, 2007, by and between VG Funding, LLC and the VG Funding Interim Trustee.

4.4	Mustang Funding I Interim Trust Agreement, dated as of November 8, 2007 by and between Mustang Funding I, LLC and the Mustang Funding I Interim Trustee.

4.5	Mustang Funding II Interim Trust Agreement, dated as of November 8, 2007 by and between Mustang Funding II, LLC and the Mustang Funding II Interim Trustee.

4.6	Indenture, dated as of November 8, 2007, by and among the Trust, the Trustee and the Indenture Trustee.

5.1	Opinion of Richards, Layton & Finger, P.A. dated November 8, 2007 with respect to due authorization, enforceability and legality of the Notes.

99.1	Purchase Agreement, dated as of November 8, 2007, by and among SLM Funding, the SLM Funding Interim Trustee and ECFC.

99.2	Purchase Agreement, dated as of November 8, 2007, by and among VG Funding, LLC, the VG Funding Interim Trustee, SLM Funding, the SLM Funding Interim Trustee and the Servicer.

99.3	Purchase Agreement, dated as of November 8, 2007, by and among Mustang Funding I, LLC, the Mustang Funding I Interim Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.4	Purchase Agreement, dated as of November 8, 2007, by and among Mustang Funding II, LLC, the Mustang Funding II Interim Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.5	Sale Agreement, dated as of November 8, 2007, by and among SLM Funding, the SLM Funding Interim Trustee, the Trustee and the Trust.

99.6	Administration Agreement, dated as of November 8, 2007, by and among the Trust, the Administrator, SLM Funding, the Trustee, the Servicer and the Indenture Trustee.

99.7	Servicing Agreement, dated as of November 8, 2007, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2007	SLM STUDENT LOAN TRUST 2007-7

By: SLM FUNDING LLC

	By:	/s/ MARK L. HELEEN
	Name:	Mark L. Heleen
	Title:	VICE PRESIDENT

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INDEX TO EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated October 29, 2007, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated November 1, 2007, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of November 8, 2007, by and among SLM Funding, the Trustee, Indenture Trustee and the Delaware Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of November 8, 2007, by and between SLM Funding and the SLM Funding Interim Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of November 8, 2007, by and between VG Funding, LLC and the VG Funding Interim Trustee.

4.4	Mustang Funding I Interim Trust Agreement, dated as of November 8, 2007 by and between Mustang Funding I, LLC and the Mustang Funding I Interim Trustee.

4.5	Mustang Funding II Interim Trust Agreement, dated as of November 8, 2007 by and between Mustang Funding II, LLC and the Mustang Funding II Interim Trustee.

4.6	Indenture, dated as of November 8, 2007, by and among the Trust, the Trustee and the Indenture Trustee.

5.1	Opinion of Richards, Layton & Finger, P.A. dated November 8, 2007 with respect to due authorization, enforceability and legality of the Notes.

99.1	Purchase Agreement, dated as of November 8, 2007, by and among SLM Funding, the SLM Funding Interim Trustee and ECFC.

99.2	Purchase Agreement, dated as of November 8, 2007, by and among VG Funding, LLC, the VG Funding Interim Trustee, SLM Funding, the SLM Funding Interim Trustee and the Servicer.

99.3	Purchase Agreement, dated as of November 8, 2007, by and among Mustang Funding I, LLC, the Mustang Funding I Interim Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.4	Purchase Agreement, dated as of November 8, 2007, by and among Mustang Funding II, LLC, the Mustang Funding II Interim Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.5	Sale Agreement, dated as of November 8, 2007, by and among SLM Funding, the SLM Funding Interim Trustee, the Trustee and the Trust.

99.6	Administration Agreement, dated as of November 8, 2007, by and among the Trust, the Administrator, SLM Funding, the Trustee, the Servicer and the Indenture Trustee.

99.7	Servicing Agreement, dated as of November 8, 2007, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.

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